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                                                                Exhibit 10.41

                                AMENDMENT NO. 3
                                       TO
                           ON-LINE SERVICE AGREEMENT

The On-Line Service Agreement ("Agreement") by and between InfoSeek Corporation, a corporation duly organized under the laws of California, with its principal place of business at 2620 Augustine Drive, #250, Santa Clara, California 95054, hereinafter referred to as "InfoSeek", and Reuters Newmedia Inc., with its principal place of business at 1700 Broadway, New York, New York 10019, hereinafter referred to as "Reuters", dated February 28, 1995 as amended by Amendments No. 1 and No. 2, dated January 4, 1966 and April 19, 1996, respectively, is hereby further amended by this Amendment No. 3.

       1. Schedule 1 of the Agreement is hereby amended to include the Reuters Olympic Service for the period [ * ] ("Reuters Olympic Service
       Period"). The Reuters Olympics Service when fully operational shall consist of Olympics stories extracted by Reuters from Reuters World Service, the Reuters North American News Report, and/or the Reuters Special Olympics Report. Infoseek acknowledges that in the event that the Reuters Olympic Service is not fully operational by June 22, 1996, Reuters may provide Infoseek with the three news wires set forth in the preceding sentence, and Infoseek will have the obligation to extract those stories that relate directly to the Olympics based on a unique field descriptor to identify such stories.

       2. In consideration for the rights granted in Section 1. above, Infoseek shall pay to Reuters [ * ], which payment shall be due and payable to Reuters on or before August 30 1996; provided, however, such amount shall reduced on a pro rata basis for each day during the Reuters Olympic Service Period that the Reuters Olympic Service is not fully operational.

       3. Infoseek will display a Reuters logo (prepared by Reuters in accordance with Infoseek's specifications of 45 pixels high with a maximum file size of 3K). Such Reuters logo will be linked to a Reuters Internet site mutually agreed to by Infoseek and Reuters. Such logo will be incorporated into Infoseek's Summer Games home page during the Reuters Olympic Service Period. Further, by July 15, 1996, such logo will be incorporated into pages containing full text articles from the Reuters Olympic Service. Upon request by Reuters, and no more frequently than once per thirty day period, Infoseek shall replace the then-current Reuters logo with a revised Reuters logo conforming to the above described specifications, and linked to a Reuters Internet site mutually agreed to by Infoseek and Reuters. Any such replacements of the Reuters logo and/or revisions to the link shall be incorporated by Infoseek into the Infoseek's service within five (5) business days after receipt.

       4. Schedule 1 of the Agreement is hereby amended to include the Reuters Online Technology Report.

       5. Subject to [ * ] solely with respect to the Reuters Online Technology Report specified in Section 4 above, the [ * ] of
       Schedule 4 shall be at the following rates, effective upon the commencement of the Reuters On-Line Technology Report feed to InfoSeek [ * ].

                [ * ]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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       6.  InfoSeek [ * ] described in Sections 4 and 5 above, upon at least thirty (30) days prior written notice to Reuters.

The parties hereto agree that the terms and provisions of the Agreement as amended hereby shall remain in full force and effect. The effective date of this Amendment No. 3 shall be the date this Amendment No. 1 becomes fully executed by both parties.

ACCEPTED FOR INFOSEEK CORPORATION         ACCEPTED FOR REUTERS NEWMEDIA INC.

By: /s/    Andrew E. Newton               By:  /s/    Andrew M. Niblz
    -----------------------------------        ------------------------------
        Authorized Signature                        Authorized Signature

Name:     Andrew E. Newton                Name:      Andrew M. Niblz
     ----------------------------------         -----------------------------
         (Type or Print)                             (Type or Print)

Title: Vice President & General Counsel   Title:    Exec V.P.
      ---------------------------------         -----------------------------

Date: October 30, 1996                    Date:  10/28/96
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* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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